Exhibit 99.2

INVESTOR PRESENTATION DECEMBER 15, 2014

This presentation contains forward-looking statements regarding possible or assumed future results of the business, financial condition, plans and objectives of Ladder Capital Corp and its subsidiaries and affiliates (collectively, “Ladder Capital,” “Ladder,” “LADR,” or the “Company”). Any statement concerning future events or expectations, express or implied, is a forward-looking statement. Words such as “may,” “will,” “seek,” “should,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology are intended to identify forward-looking statements that are subject to risk and uncertainties. There can be no assurance that any expectations, express or implied, in a forward-looking statement will prove correct or that the contemplated event or result will occur as anticipated. In particular, there can be no assurance that Ladder will achieve any performance objectives set forth in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for Ladder to predict those events or their effect on the Company. Except as required by law, Ladder is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is strictly for informational purposes. It is not intended to be relied upon as investment advice and is not, and should not be assumed to be, complete. The contents herein are not to be construed as legal, business or tax advice, and each recipient should consult its own attorney, business advisor and tax advisor as to legal, business and tax advice. Certain information contained herein is based on, or derived from, information provided by independent third-party sources. Ladder believes that such information is accurate and that the sources from which it has been obtained are reliable. However, Ladder cannot guarantee the accuracy of such information and has not independently verified the assumptions on which such information is based. All data is presented as of September 30, 2014, unless otherwise indicated. This presentation includes certain non-GAAP financial measures, including Core Earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Please refer to the Company’s September 30, 2014 Form 10-Q filing for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP. Disclaimers i

Announcement Highlights 1 LADR’s Board of Directors has unanimously approved a plan to pursue REIT election with a target effective date of January 1, 2015 Estimated to be approximately 50% + accretive to earnings Qualified earnings distributed to shareholders not taxed at corporate level LADR will remain internally-managed, with no change to its business lines or asset composition, and expects to maintain its senior-secured asset focus Conduit loan origination and securitization business, condominium sale activities, and selected other assets to be held in Taxable REIT Subsidiary (“TRS”) Dividend strategy intended to optimize Ladder’s: (i) flexibility / strategic advantage through market cycles, (ii) level of retained capital, and (iii) overall company earnings and ROE Initial estimated regular cash distribution is $100 million annually, representing a dividend of approximately $0.25 per initial share per quarter Ladder expects to declare a one-time Earnings & Profit (“E&P”) distribution as required by REIT rules at the end of Q4 2015 In addition, Ladder may from time to time declare a REIT compliance “true-up“ distribution as necessary We expect that such E&P and “true-up” distributions would be paid primarily in stock to provide for meaningful capital retention and would be subject to a cash / stock election

Announcement Highlights (cont.) 2 Following potential REIT election, Ladder would be an internally-managed commercial real estate finance company with the potential for industry-leading levels of ROE and capital retention Ladder will continue to invest in both CRE debt and equity, seeking to deliver an attractive and balanced total return, consisting of both dividends and internally-generated growth driven by reinvestment of retained capital With its retained earnings, Ladder will be positioned to preserve operational and financial flexibility, manage risk, and continue to internally fund balance sheet growth Potential REIT election is expected to broaden Ladder’s appeal to a wider shareholder base and enhance the liquidity of LADR’s stock Shareholder vote to approve REIT ownership limitations in Ladder charter and revisions to in-place Tax Receivable Agreement is expected in Q1 2015, with REIT election retroactive to January 1, 2015 Ladder expects to receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP that Ladder will qualify as a REIT as of January 1, 2015

Pro Forma Ladder REIT 3 More efficient flow of earnings directly to shareholders with introduction of dividend No change to business lines or asset mix required Estimated 50% + earnings accretion Potential for industry-leading ROE Potential for industry-leading retention of capital Reinvestment of retained capital more cost-effective and accretive than follow-on equity offerings Senior-secured asset focus remains unchanged Initial $100 million regular annual cash distribution plus additional once per year REIT-compliance “true-up“ cash / stock distribution as necessary Initial optimized distribution / capital retention strategy leaves room for potential cash dividend increases in future Balanced strategy intended to allow Ladder to continue to play “offense” versus “defense” during market cycles and disruptions Pro Forma Internally-Managed LADR Potential for solid dividend and strong capital retention

4 Core EPS Impact & Dividend per Share + 55% + $1.00 Note: Per share figures shown based on estimated 99.7 million 2015 weighted average diluted shares outstanding (1) Assumes $100 million initial regular annual cash distribution Accretive transaction with meaningful cash dividends to shareholders $1.29 $2.00 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 Status Quo (C-Corp) Pro Forma REIT $0.00 $1.00 $0.00 $0.25 $0.50 $0.75 $1.00 Status Quo (C-Corp) Pro Forma REIT

Illustrative Impact on ROE Accretive transaction with potential for meaningful increase in ROE 5 (1) As calculated to derive Core EPS (1) Hypothetical $220 Million Core Earnings Scenario ($ in millions, except per share amounts) Status Quo Pro Forma REIT (C-Corp) REIT TRS Total Taxable Income $184 $140 $44 $184 (+) Depreciation & Amortization 36 30 6 36 Core Earnings (pre-tax) $220 $170 $50 $220 % of Total 100% 77% 23% 100% 41.4% Tax on Core Earnings $91 – $21 $21 (on a fully-converted basis) After-Tax Core Earnings $129 $170 $29 $200 Effective Tax Rate 41.4% 9.4% Core EPS $1.29 $1.71 $0.29 $2.00 % Core EPS Accretion vs. Status Quo + 55% After-Tax ROE 8.4% 13.1% Increase in After-Tax ROE vs. Status Quo + 470 bps

6 Ladder REIT versus Industry Peers Note: All Ladder metrics exclude impact of one-time E&P distribution to shareholders (1) Source: Company filings, FactSet and SNL Financial. Represents average of BXMT, CLNY, NRF, RWT and STWD (2) For Ladder, represents portion of Core Earnings (pre-tax), on a fully-converted basis, that is not distributed to shareholders. For industry peers, represents portion of pre-tax Cash Available for Distribution or pre-tax Core Earnings that is not distributed to shareholders Potential for increase in ROE and industry-leading level of capital retention (1) (1) + 470 bps 8.4% 13.1% 11.3% 0.0% 5.0% 10.0% 15.0% Hypothetical $220 Million Core Earnings Scenario: Status Quo (C-Corp) Hypothetical $220 Million Core Earnings Scenario: Normalized Pro Forma REIT 2015E Selected Industry Peers 59% 45% 8% 0% 25% 50% 75% Hypothetical $220 Million Core Earnings Scenario: Status Quo (C-Corp) Hypothetical $220 Million Core Earnings Scenario: Normalized Pro Forma REIT 2015E Selected Industry Peers

Illustrative Stock Price Trading 7 Hypothetical $220 Million Core Earnings Scenario: Core EPS Hypothetical P/E Ratio Implied LADR Stock Price $2.00 16.0x $32.00 15.0x $30.00 14.0x $28.00 13.0x $26.00 12.0x $24.00 LADR shareholders to own Internally-Managed REIT plus TRS Finance Company with strong overall capital retention potential

Estimated Transaction Timeline 8 Announcement: December 15, 2014 REIT Effective Date: January 1, 2015 First Regular Dividend Date: April / May 2015 One-Time E&P Payout Date: January 2016